UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 26, 2007

Capital Corp of the West
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	0-27384 (Commission File No.)	77-0147763 (IRS Employer Identification Number)

550 West Main Street
Merced, California                                                                                                95340
(Address of principal executive offices)                                                                                                                     (Zip Code)

(209) 725-2200
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

On September 26, 2007, the Board of Directors of Capital Corp of the West (the “Company”) approved the amendment of its existing Shareholder Rights Plan to extend its maturity for five years until September 26, 2012.  The amendment is effective September 26, 2007. The parties to the amendment to the agreement are the Company and Computershare Trust Company, N.A. as Rights Agent.  The extension gives holders the right, under certain specified circumstances, to purchase shares of the Company’s Series A Junior Participating Preferred Stock at a discount to the market value of the Company’s common stock and thereby place the Board of Directors in a favorable position to negotiate with any proposed acquirer to the Company.

Item 3.03                      Material Modification to Rights of Security Holders.

On September 26, 2007, the Board of Directors of the “Company approved the amendment of its existing Shareholder Rights Plan to extend its maturity for five years until September 26, 2012.

Item 8.01                      Other Events

On September 26, 2007, the Company issued a press release announcing the extension of the maturity of its existing Shareholder Rights Plan for five years until September 26, 2012.

Item 9.01                      Financial Statements and Exhibits

The exhibit list called for by this Item is incorporated by reference to the exhibit index filed as part of this report.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements are subject to risks and uncertainties and include information about possible or assumed future events. Many possible events or factors could affect the future financial results and performance of the company. This could cause results or performance to differ materially from those expressed in our forward-looking statements. Words such as “expects,” “anticipates,” ”believes,” “estimates,” “intends,” “plans,” “assumes,” “projects,” “predicts,” “forecasts,” and variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements.

Readers should not rely solely on forward looking statements and should consider all uncertainties and risks discussed throughout this report, as well as those discussed in the Company’s most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. These statements are representative only on the date on which they were made, and the Company undertakes no obligation to update any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:   September 26, 2007

Capital Corp of the West

By: /s/ David A. Heaberlin
David A. Heaberlin
                Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit 4.1
Rights Agreement dated as of September 26, 1997 between Capital Corp of the West and Harris Trust Company of California (incorporated by reference to Exhibits to Registration Statement on Form 8-A filed on October 1, 1997).

Exhibit 4.2	Amendment to Rights Agreement dated as of September 26, 2007 between Capital Corp of the West and Computershare Trust Company
Exhibit 4.3	Amended form of Right Certificate
Exhibit 99	Press release announcing extension of Rights Plan